              OPPENHEIMER MAIN STREET FUND(R)
          Supplement dated October 31, 2003 to the
 Statement of Additional Information dated October 23, 2003

The  Statement  of  Additional  Information  is  changed  as follows:

   1. The following  changes are made to the section  titled
      "Futures" beginning on page 12:

      The first paragraph of that section is deleted and
replaced with the following:

         Futures.  The Fund can buy and sell futures
         contracts that relate to (1) broadly-based
         stock indices ("stock index futures") (2)
         debt securities (these are referred to as
         "interest rate futures"), (3) other
         broadly-based securities indices (these are
         referred to as "financial futures"), (4)
         foreign currencies (these are referred to as
         "forward contracts"), (5) commodities (these
         are referred to as "commodity futures"), or
         (6) an individual stock ("single stock
         futures").

         and the following is added as the fifth paragraph
   of that same section:

         A single stock future obligates the
         seller to deliver (and the purchaser to
         take) cash or a specified equity
         security to settle the futures
         transaction. Either party could also
         enter into an offsetting contract to
         close out the position.  Single stock
         futures trade on a very limited number
         of exchanges, with contracts typically
         not fungible among the exchanges.

October 31, 2003                                      PX0700.016